Exhibit 99.1

Growing Forward Bank of America Merrill Lynch Power & Gas Leaders Conference September 22-23, 2009 David W. Joos President and Chief Executive Officer

This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" each found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy expects 2009 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations 2 Growing Forward

Consumers Energy Diversified investment Affordable to customers Healthy capital structure Attractive earnings growth Investment required or strongly desired Timely recovery Ludington Pumped Storage B C Cobb J H Campbell D E Karn J C Weadock J R Whiting Mio Alcona Cooke Foote Loud 5 Channels Hodenpyl Tippy Rogers Hardy Croton Webber Allegan Electric Gas Combination Zeeland New coal plant Strategy Territory Investment growth balances responsible rate increases and healthy capital structure with attractive earnings growth.

Utility Investment Plan - 2009-2013 base 1 base 2 base 3 Clean Coal Plant AMI Renewables Electric Reliability and Other Gas Compression and Pipeline 2.55 0.436 0.963 0.53 0.62 0.31 0.55 0.34 $6.3 Billion investment program diversified. Base Capital 63% Maintenance 41% Customer Growth 7% Clean Air 15%

Sales Electric Sales (weather adjusted) Sales decline similar to recession in early 1980s; new businesses emerging. GM and New "Green" Initiatives 2009 1975 1986 1997 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 August Plan 22145 23722 24572 25237 25707 24533 24875 23916 24893 26051 26305 26977 27928 29143 29623 29894 30325 30877 31868 33177 34465 34622 35462 36355 37234 37463 37301 37792 37746 38017 37586 38372 38098 37339 36000 Revised Potential 37339 36000 0 Electric Gas Combination (7)% Decline over three years ('79 -'82 recession) 2008 2009 (2)% (3.5)% General Motors Motors Liquidation Company New "Green" Facilities

2009 Electric Sales Outlook (weather-adjusted) Forecasted Sales Y-O-Y Industrial Sales by Quarter We expect the pace of the industrial and commercial sales decline to slow in the Second Half; with residential sales still falling modestly. _ _ _ _ a Includes other First Second Third Fourth Prior Guidance -0.106 -0.15 -0.11 -0.05 Present Guidance -0.106 -0.12 -0.082 -0.041 Full Year (11)% (9) 2009 First Second Full Half Half Year (Gwh) (Gwh) (Gwh) Residential (1)% (1)% (1)% Commercial (4) 0 (2) Industrial (11) (6) (9) Total a (5)% (2)% (3.5)% ? ?

June-August Temperatures Normal High Actual High 6/1/2009 75 76 -1 6/2/2009 75 62 13 6/3/2009 75 66 9 6/4/2009 75 69 6 6/5/2009 76 75 1 6/6/2009 76 71 5 6/7/2009 76 76 0 6/8/2009 77 74 3 6/9/2009 77 68 9 6/10/2009 77 74 3 6/11/2009 77 66 11 6/12/2009 77 75 2 6/13/2009 78 69 9 6/14/2009 78 78 0 6/15/2009 78 79 -1 6/16/2009 78 76 2 6/17/2009 79 70 9 6/18/2009 79 77 2 6/19/2009 79 79 0 6/20/2009 79 83 -4 6/21/2009 79 81 -2 6/22/2009 80 84 -4 6/23/2009 80 88 -8 6/24/2009 80 93 -13 6/25/2009 80 90 -10 6/26/2009 80 83 -3 6/27/2009 80 82 -2 6/28/2009 81 78 3 6/29/2009 81 73 8 6/30/2009 81 64 17 7/1/2009 81 66 15 7/2/2009 81 65 16 7/3/2009 81 73 8 7/4/2009 82 73 9 7/5/2009 82 82 0 7/6/2009 82 80 2 7/7/2009 82 74 8 7/8/2009 82 74 8 7/9/2009 82 80 2 7/10/2009 82 81 1 7/11/2009 82 82 0 7/12/2009 82 78 4 7/13/2009 82 77 5 7/14/2009 82 78 4 7/15/2009 82 82 0 7/16/2009 82 78 4 7/17/2009 83 70 13 7/18/2009 83 69 14 7/19/2009 83 73 10 7/20/2009 83 80 3 7/21/2009 83 82 1 7/22/2009 83 79 4 7/23/2009 82 78 4 7/24/2009 82 81 1 7/25/2009 82 79 3 7/26/2009 82 75 7 7/27/2009 82 83 -1 7/28/2009 82 84 -2 7/29/2009 82 78 4 7/30/2009 82 78 4 7/31/2009 82 79 3 8/1/2009 82 79 3 8/2/2009 82 75 7 8/3/2009 82 82 0 8/4/2009 82 84 -2 8/5/2009 81 78 3 8/6/2009 81 79 2 8/7/2009 81 78 3 8/8/2009 81 79 2 8/9/2009 80 91 -11 8/10/2009 80 83 -3 8/11/2009 80 81 -1 8/12/2009 80 80 0 8/13/2009 80 83 -3 8/14/2009 80 84 -4 8/15/2009 80 85 -5 8/16/2009 80 89 -9 8/17/2009 80 80 0 8/18/2009 80 81 -1 8/19/2009 80 80 0 8/20/2009 80 79 1 8/21/2009 79 75 4 8/22/2009 79 66 13 8/23/2009 78 69 9 8/24/2009 78 76 2 8/25/2009 78 81 -3 8/26/2009 78 73 5 8/27/2009 78 67 11 66 of 88 days at or below normal high temperatures adding additional pressure to economic sales challenge. Actual High Normal High ^ Cool Michigan Summer

Michigan Energy Legislation Bills balance need for regulatory certainty with customer interests. File and implement ratemaking with forward test year Rate deskewing - over 5 years Cap on choice - 10% of load Certificate of Necessity Renewables - 10% by 2015 Energy efficiency - sales reduction targets

Regulatory Timeline Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb- 09 Mar-09 2008 2009 2010 Bills balance need for regulatory certainty with customer interests. November February May June September October November May Electric Rate Case U-15645 Filed Rebuttals Self implemented $179 mil Cross examination PFD Issued Final order New Gas General Rate Case Filed $114 mil Staff and intervenors file Self implement Final Order Renewable Energy Plan (10% by 2015) Filed Final Order Implemented Surcharge $79 mil Energy Optimization Plan Filed Final Order Implemented Surcharge $91 mil (5.5% electric by 2015) (5.5% electric by 2015) (5.5% electric by 2015) (5.5% electric by 2015) (5.5% electric by 2015) ? ? ? ?

Electric Rate Case filed (November 2008) Self Implemented Amount (May 2009) Staff Position + Errors Staff Position (April 2009) 197 179 179 138 138 111 111 18 41 27 Electric Rate Case Revised Staff Position (May 2009) Staff Position + Adjustments Self Implement (May 2009) Millions $ Sales $11 Rate Base/Misc 30 Forestry $19 UA tracker 8

2008 2009 2010 2011 2012 2013 Depreciation 7.851 8.729 8.486 7.922 7.592 7.123 6.597 Maintenance 0.574 1.132 1.644 2.117 2.616 Customer growth 0.077 0.156 0.244 0.337 0.431 Environmental 0.057 0.19 0.341 0.501 0.797 Zeeland plant 0.481 0.481 0.481 0.481 0.481 Gas compression and pipelines 0.064 0.143 0.211 0.279 0.342 Electric reliability and other 0.022 0.077 0.137 0.254 0.444 Renewables 0.005 0.023 0.039 0.122 0.26 AMI 0.006 0.011 0.019 0.095 0.348 Clean coal plant 0.029 0.096 0.238 0.408 0.556 7% Utility Growth Rate Base Bils $ Present Rate Base 2008 2009 2010 2011 2012 2013 Average Rate Base (bils) $9.3 $9.7 $10.5 $11.2 $12.4 New investment based on balancing responsible rate increases, strong capital structure, as well as earnings and cash flow growth. 0 Investment 2009-13 (mils) Base capital $ 3,950 Choices in Plan Clean coal plant $ 530 ? AMI 620 Renewables 310 Electric reliability and other 550 Gas compression and pipelines 340 Total Choices in Plan $ 2,350 Total Capital 2009-13 $ 6,300 Examples of Coal Plant Alternative Plant life extensions/new gas generation $200 Accelerated wind investment 250 Reliability 75 Total $525 ? Investment Plan

Balanced Energy Plan Summary Extensive analysis of alternatives and risks Diverse and balanced plan Meets 10% renewable portfolio standard by 2015 Meets energy efficiency target of 5.5% by 2015 Includes demand management programs Purchase of Zeeland natural gas plant Build new clean coal facility Renewables (Nominal) Energy Efficiency and Demand Management Clean Coal Gas Combined Cycle 32 31 18 19 New Resources 2008 - 2018 New generation from diversified "fuel" sources.

What Makes CMS Different? State energy legislation provides framework for growth Diversified Utility investment opportunities boost rate base and EPS Timely regulation minimizes recovery lag Diversified customer base mitigates auto exposure Solid liquidity position NOL and AMT credits avoid need for new equity Track record of predictability Dividend yield and relative stock price discount provide attractive investment opportunity.

Appendix

Tax Sharing Year-End Actual Estimate 2008 2009 2010 (bils) (bils) (bils) Gross NOL carry forwards $ 1.3 $ 1.0 $ .5 Net NOL cash benefit at 35% $ .4 $ .3 $ .2 Credit carry forwards .3 .3 .3 Remaining cash benefit $ .7 $ .6 $ .5 Appendix 1

Electric Customer Base Diversified . . . . Hemlock Semiconductor General Motors Delphi Corporation Pfizer Incorporated Meijer Incorporated State of Michigan Quanex Corporation Packaging Corporation of America Dow Corning Corporation Denso International Percent of 2008 electric gross margin is 3% Top Ten Customers Residential Commercial Autos Industrial Other 0.48 0.33 0.03 0.15 0.01 $1.6 Billion .. . . . "Autos" only 3% of gross margin. 2008 Electric Gross Margin Appendix 2

Customer Value Coal MCV Gas Nuclear Renewables Pumped Storage Oil Purchases 2008 0.32 0.13 0.23 0.08 0.03 0.1 0.05 0.06 Consumers Energy Coal Gas Nuclear Renewables Pumped Storage Oil Purchases 2006 0.52 0.26 0.08 0.01 0.02 0.06 0.05 9,600 MW MISO 125,000 MW Capacity Fuel Mix -- 2008 Diversified fuel mix minimizes risk and optimizes cost. MCV Appendix 3

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES
AS OF 09/30/2009

		Maturity	Amount
F/V	S/U	or Call Date	(000’s)	DEBT/ CO
SHORT-TERM DEBT:

F	S	05/15/10	$250,000	4% $250MM FMBs (CECo)
F	S	06/15/10	30,000	3.375% Fixed PCRBs (CECo)
F	S	06/15/10	27,900	4.25% PCRBs (CECo)
F	U	08/01/10	67,291	7.75% Sr Unsec Notes (CMS)
F	U	SHORT-TERM	140,000	*3.375% Convertible Sr Notes Put Date (CMS)

			$515,191

LONG-TERM DEBT:

F	U	04/15/11	$213,653	8.5% Sr Notes (CMS)
F	U	12/01/11	287,500	*2.875% Convertible Sr Unsec Notes Put Date (CMS)

			$501,153
F	U	02/01/12	$150,000	6.3% Senior Notes (CMS)
F	S	02/15/12	300,000	5% Series L FMBs (CECo)

			$450,000
V	U	01/15/13	$150,000	Floating Rate Sr Notes (CMS)
F	S	04/15/13	375,000	5.375% Series B FMBs (CECo)

			$525,000
F	S	02/15/14	$200,000	6% FMBs (CECo)
F	U	06/15/14	172,500	5.5% Convertible Sr Notes Put Date (CMS)
F	S	03/15/15	225,000	5% FMBs Series N (CECo)
F	U	12/15/15	125,000	6.875% Sr Notes (CMS)
F	S	08/15/16	350,000	5.5% Series M FMBs (CECo)
F	S	02/15/17	250,000	5.15% FMBs (CECo)
F	U	07/17/17	250,000	6.55% Sr Notes (CMS)
F	S	03/01/18	180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	67,700	VRDBs to replace PCRBs (CECo)
F	S	09/15/18	250,000	5.65% FMBs (CECo)
F	S	03/15/19	350,000	6.125% FMBs (CECo)
F	U	06/15/19	300,000	8.75% Sr Notes (CMS)
F	S	09/15/19	500,000	6.70% FMBs (CECo)
F	S	04/15/20	300,000	5.65% FMBs (CECo)
F	U	07/15/27	34,002	QUIPS 7.75%(CMS) Pref Sec **
V	S	04/01/35	35,000	PCRBs (CECo)
F	S	04/15/35	139,266	5.65% FMBs IQ Notes (CECo)
F	S	09/15/35	175,000	5.80% FMBs (CECo)

			$3,903,468
			$5,894,812	TOTAL

			$5,860,810	TOTAL EXCLUDING PREFERRED SECURITIES

		Various Maturity Dates/No Maturity Date Available:
			$252,817	CECo Securitization Bonds (Long-Term & Short-Term) after 07/20/09 payment
			215,194	CECo Capital lease rental commitments (Long-Term & Short-Term) as of 09/30/09
			608	CMS Enterprises (Genesee) Capital lease rental commitments (Long-Term & Short-Term) as of 09/30/09
			162,759	CECo DOE Liability as of 09/30/09
			163,404	EnerBank (Long-Term & Short-Term) Discount Brokered CDs as of 09/30/09 (CMS)
			(40,103)	CMS Net unamortized discount as of 09/30/09
			(5,186)	CECo Net unamortized discount as of 09/30/09
			69,245	CMS Enterprises Debt (Long-Term & Short-Term) as of 09/30/09

			$6,713,551	GRAND TOTAL

*	— Date that issue can be put to the Company is used instead of maturity date

**	—Includes subordinated notes amounts associated with preferred securities. Principal amount of QUIPS: $28.6665MM

Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured
Appendix-4

ELECTRIC RATE CASE U-15645*
On November 14, 2008, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its electric generation and distribution rates based on a 2009 test year. On May 29, 2009 the MPSC staff filed a revised position on Consumers Energy’s request for $214 million rate relief. The staff is recommending a rate increase of $111 million with an 11% ROE and a tracker for uncollectibles and decoupling that would allow the company to recover revenue lost due to energy optimization programs. On May 14, the company self-implemented a $179 million revenue increase using the rate design filed in November. On September 2 the Administrative Law Judge issued her proposal for decision recommending a revenue increase of $97 million, the details of which are provided below.

	Company	Revised
	Self-	MPSC	ALJ
	Implemented	Staff	PFD	Explanation of Variance
Item	(Mils)	(Mils)	(Mils)	between Company and ALJ
1. O&M	$26	($24)	($13)	Distribution O&M: ($21) includes Forestry ($11)
				Production O&M: ($12) – Based on historical trends
				Uncollectibles: ($6) – Based on 3-year average

2. Sales	43	32	32	Sales: 36.2 mwh vs 36.8 mwh – Based on adjusted sales through Nov. 2008

3. Investment	100	98	80	Rate base: ($18) ; includes removal of DOE liability from rate base ($16); plant, CWIP, depreciation reserve ($2) Other: ($2)

4. Cost of Capital	10	5	(2)	Lower return on equity: ($12)

Total	$179	$111	$97

		Consumers	Revised
Ratemaking	Existing	Self-	MPSC	ALJ
Capital Structure %	(U-15245)	Implemented	Staff Filing	PFD
Long Term Debt	41.55%	44.51%	44.80%	44.80%
Short Term Debt	0.81	0.77	0.78	0.78
Preferred Stock	0.50	0.47	0.48	0.48
Common Equity	41.75	40.88 (1)	40.51 (2)	40.51
Deferred FIT	14.65	12.73	12.80	12.80
JDITC/Other	0.74	0.64	0.63	.63

	100.00%	100.00%	100.00%	100.00%

		Consumers
Rate Base and Return	Existing	Self-	Revised	ALJ
Percentage	(U-15245)	Implemented	MPSC Staff	PFD
Rate Base	$5.53 billion	$6.27 billion	$6.26 billion	$6.08 billion
Return on Rate Base	6.93%	7.12%	7.09%	6.98%
Return on Equity	10.70%	11.00%	11.00%	10.70%

(1)	Equivalent to 47.61% on a financial basis

(2)	Equivalent to 47.22% on a financial basis
ELECTRIC RATE CASE SCHEDULE

Proposal for Decision	September 2, 2009
Exceptions	September 17, 2009
Replies to Exceptions	September 28, 2009
Decision	By November 14, 2009

*	Electric Rate Case U-15645 can be accessed at the Michigan Public Service Commission’s website.
http://efile.mpsc.cis.state.mi.us/efile/electric.html
     Appendix-5

GAS RATE CASE U-15986*
On May 22, 2009, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its gas delivery and transportation rates based on a 12 month ending September 30, 2010 test year. Due to the uncertainty related to the length and depth of the declining Michigan economy, the request seeks authorization to implement an uncollectible accounts expense tracker, pension tracker, as well as a revenue decoupling proposal. The proposed capital structure includes an 11.00% authorized return on equity. If approved, the request would add about $4.50 per month, or about 5.0%, to the typical residential customer’s average monthly bill. The $114 million revenue deficiency is detailed below. If the Commission has not acted on the application within 180 days of the filing, the company may implement up to the amount of the rate request.

Item	$ Millions	Explanation
1. O&M	$ 25	Uncollectible accounts expense: $17 Pension and health care: $7 Other: $1
2. Sales	41	Lower throughput and customer mix reflecting MI economy: $40 (272 Bcf vs. 305 Bcf) Miscellaneous revenues: $1
3. Investment	40	Net plant: $40 (improved deliverability, regulatory compliance, AMI) Depreciation and property taxes: $7
		Working capital: ($2)
		Taxes and other: ($5)
4. Cost of Capital	8	Return on Equity: $8 (11.00% vs 10.55%) Higher debt costs: $3
		Lower capitalization: ($3) (lower equity ratio; increased deferred income taxes)

Total	$ 114

Ratemaking	Existing	As Filed		After-Tax
Capital Structure	(U-15506)	Percent of Total	Annual Cost	Weighted Costs
Long Term Debt	42.71%	43.43%	5.97%	2.59%
Short Term Debt	0.66	0.58	8.83	0.05
Preferred Stock	0.49	0.46	4.46	0.02
Common Equity	41.78	41.07 (1)	11.00	4.52
Deferred Taxes	12.94	13.17	0.00	0.00
JDITC/Other	1.42	1.29		0.10

	100.00%	100.00%		7.28	% (2)

Rate Base and Return	Existing
Percentage	(U-15506)	As Filed
Rate Base	$2.52 billion	$2.90 billion
Return on Rate Base	7.03%	7.28%
Return on Equity	10.55	11.00
GAS RATE CASE SCHEDULE – UPDATED AS OF JULY 1, 2009

Staff & Intervenors File Testimony	October 22, 2009
Rebuttal Testimony	November 16, 2009
Self Implementation Under PA 286	November 19, 2009
Motions to Strike Testimony	December 4, 2009
Cross of all Witnesses	December 14-18, 2009 and January 5-7, 2010
Initial Briefs	January 27, 2010
Reply Briefs	February 10, 2010
PFD Target Date	March 24, 2010
Exceptions	April 7, 2010
Replies to Exceptions	April 21, 2010
Commission Order	May 21, 2010

(1)	Equivalent to 48.34% on financial basis.

(2)	Equivalent to 10.19% pre-tax basis.

*	Gas Rate Case U-15986 can be accessed at the Michigan Public Service Commission’s website.

http://efile.mpsc.cis.state.mi.us/efile/gas.html
Appendix-6